Exhibit 10.6

Equity Pledge Agreement

Regarding

ZTO Express Co., Ltd.

Among

Meisong Lai

Jianfa Lai

Jilei Wang

Xiangliang Hu

Shunchang Zhang

All Shareholders Listed in Schedule 1

ZTO Express Co., Ltd.

And

Shanghai Zhongtongji Network Technology Co., Ltd.

August 18, 2015

1

Equity Pledge Agreement

This Equity Pledge Agreement (this “Agreement”) has been executed by and among the following parties on August 18, 2015:

1.                                                  ZTO Express Co., Ltd., (the “Company”), with its registered address at Building 1, 1685 Huazhi Road, Huaxin Town, Qingpu District, Shanghai, and LAI Meisong as its legal representative;

2.                                                  Shanghai Zhongtongji Network Technology Co., Ltd., (the “Pledgee”), with its registered address at Building 5, 1685 Huazhi Road, Huaxin Town, Qingpu District, Shanghai, and LAI Meisong as its legal representative;

3.                                                  LAI Meisong

4.                                                  LAI Jianfa

5.                                                  WANG Jilei

6.                                                  HU Xiangliang

7.                                                  ZHANG Shunchang

8.                                                  SHANG Xuebing

9.                                                  QIU Feixiang

10.                                           LAN Baixi

11.                                           MENG Feng

12.                                           XU Hongjun

13.                                           ZHANG Yaoren

14.                                           Beijing Sequoia Xinyuan Equity Investment Center (L.P.), whose business license number is 110114015001641;

15.                                           Tianjin Sequoia Juye Equity Investment Centre (L.P.), whose business license number is 120192000071010;

16.                                           WU Lemou

17.                                           TENG Jianying

18.                                           LI Baozhen

19.                                           MA Shumin

20                                              WANG Wei

21.                                           LAI Jianchang

22.                                           LAI Mingsong

23.                                           WANG Senliang

24.                                           ZENG Youwang

25.                                           HONG Zongrui

26.                                           HUANG Lijun

27.                                           LIN Zhiming

28.                                           WANG Rui

29.                                           REN Dianyuan

30.                                           XU Minye

31.                                           CHEN Ziwen

32.                                           CHEN Shunfeng

33.                                           CUI Fushan

34.                                           ZHANG Jian

35.                                           PAN Shunmei

36.                                           YUAN Xiaoliang

37.                                           ZHOU Haifeng

38.                                           XI Jiangxiu

39.                                           XIAO Kunman

40.                                           YAO Weijun

41.                                           YANG Bo

42.                                           ZHU Genfu

43.                                           ZHANG Jian

44.                                           PAN Yongfang

45.                                           Beijing Wudao Technology Investment Management Co., Ltd., whose business license number is 110108018485177

(Parties from Paragraph 3 to Paragraph 45, collectively the “Plegors”)

(In this Agreement, the above Parties is referred to individually as a “Party”, collectively the “Parties”)

WHEREAS:

1.              Each of the Pledgors is a registered shareholder of the Company and jointly has ownership of all shares of the Company (the “Shares”).  Each of its contribution to the registered capital of and shareholding percentage in the Company prior to the date hereof is set forth in Schedule 1.

2.              Pursuant to the Exclusive Consulting and Services Agreement between the Company and the Pledgee dated hereof (the “Consulting Services Agreement”), the Company has engaged the Pledgee to provide consulting services on exclusive basis, and agreed to pay service fee to the Pledgee for its provision of such services.

3.              As security for performance of the Contractual Obligations (as defined below) and payment of the Secured Indebtedness (as defined below) by the Pledgors, the Pledgors agree to pledge all of the equity interests in the Company held by the Pledgors holds in favor of the Pledgee and grant to the Pledgee the first ranking pledge of the equities interests so pledged, and the Company agrees to such pledge arrangement.

NOW, THEREFORE, the Parties agree as follows through negotiations:

1.              Definitions

1.1                               Unless otherwise provided herein, the terms below shall have the following meanings:

“Contractual Obligations” means all obligations of the Pledgors and the Company under the Consulting Services Agreement and all other ancillary agreements to which it is a party, as well as their respective obligations hereunder.

“Secured Indebtedness” means any and all direct, indirect and derivative loss and loss of anticipated profits incurred by the Pledgee as a result of any Event of Default (as defined below), the amount of which loss shall be calculated in accordance with the reasonable business plan and profit forecast of the Pledgee, and all expenses occurred in connection with enforcement by Pledgee of Pledgor’s and/or the Company’s Contract Obligations and etc.

“Transaction Documents” mean this Agreement, the Consulting Agreement and all of its ancillary agreements.

“Event of Default” means breach by any Pledgor or the Company of any of its Contractual Obligations under the Consulting Agreement, any ancillary agreement thereof and hereunder.

“Pledged Equity Interest” means all equity interests in the Company legally owned as of the date hereof by the Pledgors and pledged in favor of the Plegee hereunder as security for performance of its Contractual Obligations by the Pldgors and the Company, as well as the increased capital contribution and dividends set forth in Sections 2.6 and 2.7 hereof.

“PRC Laws” means the laws, administrative regulations, rules, local regulations, judicial interpretations and any other binding guidelines of the People’s Republic of China.

1.2                                         In this Agreement, reference to any PRC Laws shall be deemed to include (1) any of its amendments, modifications, supplements and restatements, before or after the date hereof; and (2) any decision, notice or regulation promulgated or enacted thereunder.

1.3                                         Unless otherwise provided in the context, reference to all articles, sections, paragraphs and clauses means the corresponding articles, sections, paragraphs and clauses in this Agreement.

2.              Pledge

2.1                 Each of the Pledgors agrees to pledge all the Equity Interest legally owned by it as security for performance of the Contract Obligations and payment of the Secured Indebtedness under this Agreement.  The Company hereby agrees that each of the Pledgor pledges the Equity Interest to the Pledgee pursuant to this Agreement.

2.2                 Each of the Pledgors covenants to reflect the equity interest pledge arrangement under this Agreement (the “Pledge”) in the shareholder register of the Company on the date hereof and then immediately apply for its registration of the competent industrial and commercial registration authority.  The Company covenants to use its best efforts to support registration with the competent industrial and commercial registration authority by the Pledgors.  The Pledge shall be created upon completion of its registration with the competent industrial and commercial authority.

2.3                 During the term of this Agreement, none of the Pledgors shall be held liable for any decrease in the value of the Pledged Equity Interest, nor the Pledgee shall have any right to make any claim or request against any Pledgor for such decrease, unless it is directly resulted from any willful or material misconduct by the Pledgors.

2.4                 Subject to Section 2.3, if any notable decrease in the value of the Pledged Equity Interest could be detrimental to the interests of the Pledgee, the Pledgee may dispose the Pledged Equity Interest at its discretion and, upon agreement with the Pledgors, use the proceeds from such disposal for early payment of the Secured Indebtedness.  At the request of the Pledgee, the

Pledgors shall also provide any other assets as security for the Secured Indebtedness.

2.5                 Upon occurrence of any Event of Default, the Pledgee shall have the right to dispose the Pledged Equity Interest under Article 4.

2.6                 The Pledgors may not increase capital of the Company without prior written consent from the Pledgee.  Any contribution made by the Pledgors in connection with its increase of the capital of the Company shall constitute part of the Pledged Equity Interest.

2.7                 The Pledgors may not receive any dividend or bonus from the Pledged Equity Interest without prior written consent of the Pledgor.  Any dividend or bonus received by the Pledgors from the Pledged Equity Interest shall be made to an account designated by the Pledgee for payment of the Secured Indebtedness.

2.8                 Upon occurrence of any Event of Default, the Pledgee shall have the right to dispose the Pledged Equity Interest pursuant to the terms of this Agreement.

3.              Release of Pledge

3.1                     Upon sufficient and complete performance of all Contractual Obligations and payment of all Secured Indebtedness by the Pledgors and the Company, the Pledgee shall, at the request of the Pledgors, release the Pledged Equity Interest and provide support for the Pledgors to re-register the Pledge in the shareholder register of the Company.  The costs and expenses reasonably incurred in connection with such release shall be paid by the Pledgor.

4.              Disposal of the Pledged Equity Interest

4.1                 It is agreed that upon occurrence of any Event of Default and with notice to the Plegors in writing, the Pledgee shall have the right to exercise all remedial rights and powers available to it under the PRC Laws, the Transaction Documents and hereunder, including without limitation sale or disposal of the Pledged Equity Interest.  The Pledgor shall not be held liable for any loss arising from its reasonable exercise of such rights or powers.

4.2                 The Pledgee shall have the right to appoint in writing its attorney or any other agent to exercise any and all of such rights and powers in Section 4.1, to which none of the Pledgors or the Company may raise any objection.

4.3                 The Pledgee shall have the right to deduct from the proceeds received from its exercise of the rights and powers in Section 4.1 any costs and expenses reasonably incurred by it in connection with such exercise.

4.4                 The proceeds received by the Pledgor from exercise of its rights and powers in Section 4.1 shall be applied in the following sequence:

1.                  to pay all costs and expenses incurred by it in connection with disposal of the Pledged Equity Interest and exercise of its rights and powers, including payment of attorney and agent’ fees;

2.                  to pay all taxes payable due to disposal of the Pledged Equity Interest; and

3.                  to Pay the Secured Indebtedness to the Pledgor.

The amount remaining after the above applications, if any, shall be returned to the Pledgors or deposited to any other person entitled to it or the local notary public having jurisdiction over the Pledgee (any costs and expenses thereof shall be paid by the Pledgee).

4.5                 The Pledgee shall have the discretion to exercise any of its remedial rights and powers concurrently or subsequently.  The Pledgee may exercise its right to sell or dispose the Pledged Equity Interest without prior exercise of any other remedy.

5.              Costs and Expenses

5.1           All costs and expenses incurred in connection with creation of the Pledge under this Agreement (other than those provided under Section 7.11), including without limitation stamp duty, any other taxes and all legal fees, shall be paid by the Pledgee.  If such taxes have been paid by any Party other than the Pledgee, such Party may require full reimbursement of such payment from the Pledgee.

6.              Continuity and No Waiver

6.1           The Pledge created under this Agreement constitutes a continual security and will survive until the Contractual Obligations are fully performed or the Secured Indebtedness is fully paid.  No waiver, grace or delay to enforce any of its rights under the Transaction Documents or this Agreement by the Pledgee against any default by the Pledgee shall affect any right of the Pledgee under this Agreement, the PRC Laws or the Transaction Documents to require strict performance of the Transaction Documents or this Agreement by the Pledgors.

7.              Representations and Warranties of Pledgors

Each of the Pledgors represents and warrants to the Pledgee that as the date hereof:

7.1                 It is a PRC citizen, limited liability partnership or limited liability company, has full powers and authorities requisite to enter this Agreement and perform the obligations hereunder.

7.2                 All reports, documents and information provided by it to the Pledgee regarding the subject matter of this Agreement prior to the date hereof are in all material aspects true and accurate as of the date hereof.

7.3                 All reports, documents and information provided by it to the Pledgee regarding the subject matter of this Agreement after the date hereof shall be in all material aspects true and accurate as of the date thereof.

7.4                 It is the sole and legal owner of the respective Pledged Equity Interest which ownership is subject to no challenge or dispute, and has the right to dispose any and all of such Pledged Equity Interest.

7.5                 Other than the security interest created hereunder and any other right created under any other Transaction Document, the Pledged Equity Interest has no security interest or any other third party interest or restriction.

7.6                 The Pledged Equity Interest may be legally assignable and transferrable, and it has full rights and powers to assign and transfer the Pledged Equity Interest to the Pledgor.

7.7                 This Agreement, once duly executed by it, constitutes its legal, valid and binding obligation.

7.8                 All consents, licenses, waivers, authorizations from any third party or any approvals, licenses, waivers from or filings with any government authority necessary to execute, deliver and perform this Agreement have been obtained or completed and will be fully valid during the term of this Agreement.

7.9                 Its execution, delivery and performance of this Agreement is no breach of and has no conflict with any applicable law, agreement binding upon it or any of its assets, judgment from any court or arbitration authority, or decision from any administrative authority.

7.10          The Pledge is the first ranking security interest upon the Pledged Equity Interest.

7.11          All taxes and levies payable for receipt of the Pledged Equity Interest have been fully paid by it.

7.12          There is no pending or, to its knowledge, threatened claims, suits or proceedings against the Pledged Equity Interest before any court,  arbitration authority, government department or administrative agency which may have material or adverse effect on its economic conditions or ability to perform this Agreement or the security obligations.

7.13          It warrants to the Pledgor that above representations and warranties are true, accurate and will be fully complied as of the date hereof and upon full performance of the Contractual Obligations or payment of the secured Indebtedness.

8.              Representations and Warranties of the Company

The Company represents and warrants to the Pledgee as follows:

8.1                     The Company is an equity limited company duly incorporated and validly existing under the PRC Laws, is an independent legal entity and the full legal status and capabilities to execute, delivery and perform this Agreement, and act as an independent party in any lawsuit.

8.2                 All reports, documents and information provided by it to the Pledgee regarding the subject matter of this Agreement prior to the date hereof are in all material aspects true and accurate as of the date hereof.

8.3                     All reports, documents and information provided by it to the Pledgee regarding the subject matter of this Agreement after the date hereof shall be in all material aspects true and accurate as of the date thereof

8.4                     This Agreement, once duly executed by it, constitutes its legal, valid and binding obligation.

8.5                 It has full powers and authorities to execute, deliver and perform this Agreement and any other Transaction Documents.

8.6                     There is no pending or, to its knowledge, threatened claims, suits or proceedings against the Pledged Equity Interest before any court,  arbitration authority, government department or administrative agency which may have material or adverse effect on its economic conditions or ability to perform this Agreement or the security obligations.

8.7                     The Company agrees to be jointly liable to the Pledgee for the representations and warranties made by the Pledgors under Sections 7.4, 7.5, 7.6, 7.8 and 7.10 under this Agreement.

8.8                     The Company warrants to the Pledgor that above representations and warranties are true, accurate and will be fully complied as of the date hereof and upon full performance of the Contractual Obligations or payment of the secured Indebtedness.

8.9                     If the Company is mandatorily required to be dissolved or liquidated under the PRC Laws, its assets shall sold to the Pledgee or any qualified entity/individual designated by the Pledgee at the lowest price permitted under the PRC Laws subject to compliance with the PRC Laws.

9.              Covenants of the Plegors

Each of the Pledgors covenants to the Pledgee as follows:

9.1           Without prior written consent of the Pledgee, it will not create or cause to create any new pledge or any other security interest upon the Pledged Security Interest, and any such pledge or security interest created upon the Pledged Security Interest without prior written consent of the Pledgee shall be null and void.

9.2           Without prior written notice to and receipt of written consent from the Pledgee, it may not transfer or propose to transfer the Pledged Equity Interest.  Subject to consent from the Pledgee, the proceeds received from such transfer shall be used on priority basis to pay the Secured Indebtedness or deposit to any third party based on agreement with the Pledgee.

9.3           In the event of any lawsuit, arbitration or claim which may have adverse effect upon the interest of the Pledgee under this Agreement or any other Transaction Document or upon the Pledged Equity Interest, it warrants to notify the Pledgee immediately in writing and, at the reasonable request of the Pledgee, take all measures necessary to protect the interest of the Pledgee upon the Pledged Equity Interest.

9.4           It covenants to complete all registration procedures necessary to extend the business term of the Company within three months prior to the expiry of such term.

9.5           It may not make or cause to make any conduct or action which may have any adverse effect upon the interest of the Pledgee under this Agreement or any other Transaction Document or upon the Pledged Equity Interest, and it waives any right of first offer upon realization of the Pledge by the Pledgee.

9.6           It will use its best efforts to take all measures necessary to complete registration of the Pledge with the competent industrial and commercial authority immediately after execution of this Agreement.  Upon reasonable request of the Pledgee, it will take all measures and execute all documents (including without limitation any supplement hereto and the form power of attorney attached hereto as Schedule 2) necessary to ensure realization and perfection of the Pledged Equity Interest by the Pledgee.

9.7           It will take all measures necessary to complete any transfer of the Pledged Equity Interest arising from enforcement of the Pledge under this Agreement.

9.8           Convention of the shareholders’ meeting and the board meeting of the Company for purpose of execution of this Agreement, creation and performance of the Pledge shall not breach any laws, administrative regulations or articles of the Company in any convention or voting procedures.

9.9           Unless with prior consent from the Pledgee, it shall not transfer any of its rights and obligations under this Agreement.

9.10    Subject to Section 9.2 of this Agreement, it warrants to the Pledgor that the representations and warranties made by it under Article 7 are true, accurate and will be fully complied as of the date hereof and upon full performance of the Contractual Obligations or payment of the secured Indebtedness

In the event of its failure to perform any of its representations and warranties under Sections 7.8 and 7.9 due to enactment or change of any PRC Laws, regulations or rules, or change of any interpretation or application thereto, or change of any applicable registration procedures, it agrees that the provisions under Section 11.1 of this Agreement shall apply.

9.11    Subject to compliance with Section 2.7 of this Agreement, any bonus, distribution or dividend received by it from the Company during the term of this Agreement shall be unconditionally granted to the Pledgee or any entity or individual designated by the Pledgee.

9.12    If the Company is mandatorily required to be dissolved or liquidated under the PRC Laws, any gains received by the Pledgors upon completion of the dissolution or liquidation procedures shall be granted to the Pledgee or any entity or individual designated by the Pledgee subject to compliance with the PRC Laws.

10.       Covenants of the Company

10.1          If execution, delivery and performance of this Agreement and the Pledged Equity Interest hereunder requires any consent, license, waiver, authorization from any third party or any approval, license, waiver from or registration or filing with any government authority, the Company shall use its best efforts to secure and maintain such consent, license, waiver, authorization, approval, registration or fiing.

10.2          Without prior written consent of the Pledgee, it will not assist or cause the Pledgors to create any new pledge or any other security interest upon the Pledged Security Interest,.

10.3          Without prior written consent of the Pledgee, it will not assist or cause the Pledgors to transfer the Pledged Equity Interest.

10.4          In the event of any lawsuit, arbitration or claim which may have adverse effect upon the interest of the Company or Pledgee under this Agreement or any other Transaction Document or upon the Pledged Equity Interest, it warrants to notify the Pledgee immediately in writing and, at the reasonable request of the Pledgee, take all measures necessary to protect the interest of the Pledgee upon the Pledged Equity Interest

10.5          It may not make or cause to make any conduct or action which may have any adverse effect upon the interest of the Pledgee under this Agreement or any other Transaction Document or upon the Pledged Equity Interest.

10.6          The Pledgors shall provide quarterly financial statements, including the balance sheet, income statement and cash flow statement, of the Company within the first month of the immediately next quarter to the Pledgee.

10.7          It will use its best efforts to take all measures necessary to complete registration of the Pledge with the competent industrial and commercial authority immediately after execution of this Agreement.  Upon reasonable request of the Pledgee, it will take all measures and execute all documents (including without limitation any supplement hereto) necessary to ensure realization and perfection of the Pledged Equity Interest by the Pledgee.

10.8           It will take all measures necessary to complete any transfer of the Pledged Equity Interest arising from enforcement of the Pledge under this Agreement.

11.       Change of Circumstances

11.1              As supplement to and without conflict with other provisions under the Transaction Documents and this Agreement, if the Pledgee believes that performing this Agreement or disposing the Pledged Equity Interest under this Agreement is illegal or conflicting with any laws, regulations or rules due to enactment or change of any PRC Laws, regulations or rules, or change of any interpretation or application thereto, or change of any applicable registration procedures, the Pledgors and the Company agree, upon receipt of reasonable request from the Pledgee in writing, take any action and/or execute any agreement or other document, in order to:

(1)         Maintain this Agreement to be effective;

(2)         Facilitate disposition of the Pledged Equity Interest pursuant to this Agreement; and/or

(3)         Maintain or perfect the security created or intended to be created under this Agreement.

12.       Effect and Term

12.1                            This Agreement shall be effective after it is duly executed by the Parties.

The Pledgors shall reflect the Pledge under this Agreement in the shareholders register of the Company and provide to the Pledgee a registration evidencing such reflection in a form acceptable to the Pledgee.

12.2                            The term of this Agreement will not end until all Contractual Obligations are fully performed or Secured Indebtedness are fully paid.

13.       Notice

13.1                            Any notice, request, requirement or other communication required or made under this Agreement shall be in writing.

13.2                            Any of the above notices or communications shall be deemed duly given,  if sent by facsimile or telex or by person, upon delivery; if sent by post, five days upon deposit with the post service provider.

14.       Miscellaneous

14.1              The Pledgors and the Company agree that the Pledgee may transfer its rights and/or obligations under this Agreement to any third party with notice to the Pledgors and the Company.  Without prior written consent from the Pledgee, none of the Pledgors or the Company may transfer any of its rights, obligations or liabilities to any third party.  The successor or permitted assign of the Pledgors and the Company, if any, shall continue to perform the obligations of the Pledgors and the Company under this Agreement.

14.2              The amount of the Secured Indebtedness determined by the Pledgee at its discretion upon exercise its right upon the Pledge under this Agreement shall be the final evidence of the Secured Indebtedness under this Agreement.

14.3              This Agreement is made in Chinese in ten originals, with Beijing Wudao Technology Investment Management Co., Ltd. holding one original, each of Beijing Sequoia Xinyuan Equity Investment Center (L.P.) and Tianjin Sequoia Juye Equity Investment Centre (L.P.) holding two originals, the other Parties holding six originals, and one original for registration of the Pledge with the competent industrial and commercial authority.

14.4              The execution, validity, performance, amendment, interpretation and termination of this Agreement shall be governed by the PRC Laws.

14.5              Any dispute arising from or in connection with Agreement shall be resolved by the Parties through negotiations or, if no agreement is reached within 30 days after occurrence of the dispute, be submitted by any Party to Shanghai International Economic and Trade Arbitration Commission for arbitration in accordance with its arbitration rules then in effect.  The arbitration shall take place in Shanghai and in Chinese.  The arbitrary award shall final and binding upon each of the Parties.

14.6              Any right, power and remedy provided to each Party under this Agreement will not operate as an exclusion of any other right, power or remedy provided under laws and regulations, and the enforcement of any right, power and remedy under this Agreement by any Party will not prevent its enforcement of any other right, power and remedy.

14.7              Failure or delay to exercise any of its rights, powers and remedies under this Agreement or at law will not operate as waiver of such rights, powers or remedies, and single or partial exercise of such rights, powers and remedies will not prevent further exercise of such rights, powers and remedies or exercise of any other rights, powers and remedies.

14.8              The headings are for ease of reference only and will not be used for or affect interpretation of this Agreement.

14.9             Each section of this Agreement is severable and independent from any other sections.  If any one or more sections of this Agreement is held illegal, invalid or unenforceable, it will not affect the illegality, invalidity or unenforceability of the other sections of this Agreement.

14.10       Any amendment or supplement to this Agreement shall be writing and, other than transfer of any of its rights and/or obligations under this Agreement by the Pledgee under Section 14.1, shall not be effective until it is duly executed by each of the Parties.

14.11       This Agreement shall be binding upon legal successors of each Party.

14.12       In concurrence with or within 10 days after execution of this Agreement, the Pledgors shall sign a power of attorney in the form attached hereto as Schedule 2 (the “Power of Attorney”) to authorize any person appointed by the Pledgee to execute on behalf of it any and all legal documents necessary for the Pledgee to exercise its rights under this Agreement.  If the Pledgee needs to change the person appointed by it, it shall issue a change notice to the Pledgors in writing for the Pledgors to sign and issue a new Power of Attorney.  The Power of Attorney shall be maintained by the Pledgee and, if necessary, may be delivered to competent government authority by the Pledgee.

The Remainder of this page is intentionally left blank

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Equity Pledge Agreement as of the date first above written.

ZTO Express Co., Ltd. (seal)
/s/ZTO Express Co., Ltd.
By:	/s/LAI Meisong
Title:	Legal Representative

Shanghai Zhongtongji Network Technology Co., Ltd. (seal)
/s/Shanghai Zhongtongji Network Technology Co., Ltd.
By:	/s/LAI Meisong
Title:	Legal Representative

[Execution page to the Equity Pledge Agreement]

By:	/s/LAI Meisong

[Execution page to the Equity Pledge Agreement]

By:	/s/LAI Jianfa

1

[Execution page to the Equity Pledge Agreement]

By:	/s/WANG Jilei

1

[Execution page to the Equity Pledge Agreement]

By:	/s/HU Xiangliang

1

[Execution page to the Equity Pledge Agreement]

By:	/s/ZHANG Shunchang

1

[Execution page to the Equity Pledge Agreement]

By:	/s/SHANG Xuebing

1

[Execution page to the Equity Pledge Agreement]

By:	/s/QIU Feixiang

1

[Execution page to the Equity Pledge Agreement]

By:	/s/LAN Baixi

1

[Execution page to the Equity Pledge Agreement]

By:	/s/MENG Feng

1

[Execution page to the Equity Pledge Agreement]

By:	/s/XU Hongjun

1

[Execution page to the Equity Pledge Agreement]

By:	/s/ZHANG Yaoren

1

[Execution page to the Equity Pledge Agreement]

By:	/s/WU Lemou

1

[Execution page to the Equity Pledge Agreement]

By:	/s/TENG Jianying

1

[Execution page to the Equity Pledge Agreement]

By:	/s/LI Baozhen

1

[Execution page to the Equity Pledge Agreement]

By:	/s/MA Shumin

1

[Execution page to the Equity Pledge Agreement]

By:	/s/WANG Wei

1

[Execution page to the Equity Pledge Agreement]

By:	/s/LAI Jianchang

1

[Execution page to the Equity Pledge Agreement]

By:	/s/LAI Mingsong

1

[Execution page to the Equity Pledge Agreement]

By:	/s/WANG Senliang

1

[Execution page to the Equity Pledge Agreement]

By:	/s/ZENG Youwang

1

[Execution page to the Equity Pledge Agreement]

By:	/s/HONG Zongrui

1

[Execution page to the Equity Pledge Agreement]

By:	/s/HUANG Lijun

1

[Execution page to the Equity Pledge Agreement]

By:	/s/LIN Zhiming

1

[Execution page to the Equity Pledge Agreement]

By:	/s/WANG Rui

1

[Execution page to the Equity Pledge Agreement]

By:	/s/REN Dianyuan

1

[Execution page to the Equity Pledge Agreement]

By:	/s/XU Minye

1

[Execution page to the Equity Pledge Agreement]

By:	/s/CHEN Ziwen

1

[Execution page to the Equity Pledge Agreement]

By:	/s/CHEN Shunfeng

1

[Execution page to the Equity Pledge Agreement]

By:	/s/CUI Fushan

1

[Execution page to the Equity Pledge Agreement]

By:	/s/ZHANG Jian

1

[Execution page to the Equity Pledge Agreement]

By:	/s/PAN Shunmei

1

[Execution page to the Equity Pledge Agreement]

By:	/s/YUAN Xiaoliang

1

[Execution page to the Equity Pledge Agreement]

By:	/s/ZHOU Haifeng

1

[Execution page to the Equity Pledge Agreement]

By:	/s/XI Jiangxiu

1

[Execution page to the Equity Pledge Agreement]

By:	/s/XIAO Kunman

1

[Execution page to the Equity Pledge Agreement]

By:	/s/YAO Weijun

1

[Execution page to the Equity Pledge Agreement]

By:	/s/YANG Bo

1

[Execution page to the Equity Pledge Agreement]

By:	/s/ZHU Genfu

1

[Execution page to the Equity Pledge Agreement]

By:	/s/ZHANG Jian

1

[Execution page to the Equity Pledge Agreement]

By:	/s/PAN Yongfang

1

[Execution page to the Equity Pledge Agreement]

Beijing Sequoia Xinyuan Equity Investment Center (L.P.) (seal)

(Company seal: /s/ Beijing Sequoia Xinyuan Equity Investment Center (L.P.))

Tianjin Sequoia Juye Equity Investment Centre (L.P.)(seal)

(Company seal: /s/ Tianjin Sequoia Juye Equity Investment Centre (L.P.))

Beijing Wudao Technology Investment Management Co., Ltd. (seal)

(Company seal: /s/ Beijing Wudao Technology Investment Management Co., Ltd.)

By:	/s/SUN Yi
Title:	Legal representative

1

Schedule 1

BASIC INFORMATION OF THE COMPANY

Name:      ZTO Express Co., Ltd.

Shareholding Structure

No.	Name of Shareholder	Number of Shares/Contribution to Company’s Registered Capital	Shareholding Percentage
1	Meisong Lai	206,100,000	34.35%
2	Jianfa Lai	72,000,000	12.00%
3	Jilei Wang	60,000,000	10.00%
4	Xiangliang Hu	42,300,000	7.05%
5	Shunchang Zhang	36,000,000	6.00%
6	Xuebing Shang	26,400,000	4.40%
7	Feixiang Qiu	18,000,000	3.00%
8	Baixi Lan	8,400,000	1.40%
9	Feng Meng	6,000,000	1.00%
10	Hongjun Xu	3,529,860	0.59%
11	Yaoren Zhang	6,000,000	1.00%

1

12	Beijing Sequoia Xinyuan Equity Investment Center (L.P.)	24,000,000	4.00%
13	Tianjin Sequoia Juye Equity Investment Centre (L.P.)	12,000,000	2.00%
14	Lemou Wu	16,762,050	2.79%
15	Jianying Teng	30,143,462	5.02%
16	Baozhen Li	3,202,746	0.53%
17	Shumin Ma	2,313,492	0.39%
18	Wei Wang	1,568,250	0.26%
19	Jianchang Lai	6,330,000	1.06%
20	Mingsong Lai	6,250,000	1.04%
21	Senliang Wang	2,960,088	0.49%
22	Youwang Zeng	1,480,044	0.25%
23	Zongrui Hong	903,900	0.15%
24	Lijun Huang	259,986	0.04%
25	Zhiming Lin	259,986	0.04%
26	Rui Wang	609,006	0.10%
27	Dianyuan Ren	470,820	0.08%

2

28	Minye Xu	689,868	0.11%
29	Ziwen Chen	410,610	0.07%
30	Shunfeng Chen	370,000	0.06%
31	Fushan Cui	160,000	0.03%
32	Jian Zhang	160,000	0.03%
33	Shunmei Pan	150,000	0.03%
34	Xiaoliang Yuan	75,000	0.01%
35	Haifeng Zhou	450,000	0.08%
36	Jiangxiu Xi	550,000	0.09%
37	Kunman Xiao	940,000	0.16%
38	Weijun Yao	504,000	0.08%
39	Bo Yang	830,832	0.14%
40	Genfu Zhu	126,000	0.02%
41	Jian Zhang	165,000	0.03%
42	Yongfang Pan	165,000	0.03%
43	Beijng Wudao Technology Investment Management Co., Ltd.	10,000	0.0017%
	Total	600,000,000	100%

3

Schedule 2

FORM POWER OF ATTORNEY

The undersigned, [    ], hereby irrevocably authorizes [    ], whose identification number is [    ], as my/our duly authorized attorney to execute any and all documents necessary or advisable in respect of any and all rights under the Equity Pledge Agreement Regarding ZTO Express Co., Ltd. by and among ZTO Express Co., Ltd., the undersigned, and Shanghai Zhongtongji Network Technology Co., Ltd.

By:
Date:

1

POWER OF ATTORNEY

The undersigned, Beijing Sequoia Xinyuan Equity Investment Center (L.P.), hereby irrevocably authorizes LAI Meisong, whose identification number is ***, as our duly authorized attorney to execute any and all documents necessary or advisable in respect of any and all rights under the Equity Pledge Agreement Regarding ZTO Express Co., Ltd. by and among ZTO Express Co., Ltd., the undersigned, and Shanghai Zhongtongji Network Technology Co., Ltd.

By:	/s/Beijing Sequoia Xinyuan Equity Investment Center (L.P.)
Date: August 18, 2015

1

POWER OF ATTORNEY

The undersigned, Beijing Wudao Technology Investment Management Co., Ltd., hereby irrevocably authorizes LAI Meisong, whose identification number is ***, as our duly authorized attorney to execute any and all documents necessary or advisable in respect of any and all rights under the Equity Pledge Agreement Regarding ZTO Express Co., Ltd. by and among ZTO Express Co., Ltd., the undersigned, and Shanghai Zhongtongji Network Technology Co., Ltd.

By:	/s/ SUN Yi
Date: August 18, 2015

1

POWER OF ATTORNEY

The undersigned, ZENG Youwang, hereby irrevocably authorizes LAI Meisong, whose identification number is ***, as our duly authorized attorney to execute any and all documents necessary or advisable in respect of any and all rights under the Equity Pledge Agreement Regarding ZTO Express Co., Ltd. by and among ZTO Express Co., Ltd., the undersigned, and Shanghai Zhongtongji Network Technology Co., Ltd.

By:	/s/ZENG Youwang
Date: August 18, 2015

1

POWER OF ATTORNEY

The undersigned, Tianjin Sequoia Juye Equity Investment Centre (L.P.), hereby irrevocably authorizes LAI Meisong, whose identification number is ***, as our duly authorized attorney to execute any and all documents necessary or advisable in respect of any and all rights under the Equity Pledge Agreement Regarding ZTO Express Co., Ltd. by and among ZTO Express Co., Ltd., the undersigned, and Shanghai Zhongtongji Network Technology Co., Ltd.

By:	/s/Tianjin Sequoia Juye Equity Investment Centre (L.P.)
Date: August 18, 2015

1

POWER OF ATTORNEY

The undersigned, XIAO Kunman, hereby irrevocably authorizes LAI Meisong, whose identification number is ***, as my duly authorized attorney to execute any and all documents necessary or advisable in respect of any and all rights under the Equity Pledge Agreement Regarding ZTO Express Co., Ltd. by and among ZTO Express Co., Ltd., the undersigned, and Shanghai Zhongjitong Network Technology Co., Ltd.

By:	/s/ XIAO Kunman
Date: August 18, 2015

1

POWER OF ATTORNEY

The undersigned, HU Xiangliang, hereby irrevocably authorizes LAI Meisong, whose identification number is ***, as my duly authorized attorney to execute any and all documents necessary or advisable in respect of any and all rights under the Equity Pledge Agreement Regarding ZTO Express Co., Ltd. by and among ZTO Express Co., Ltd., the undersigned, and Shanghai Zhongtongji Network Technology Co., Ltd.

By:	/s/ HU Xiangliang
Date: August 18, 2015

1

POWER OF ATTORNEY

The undersigned, ZHOU Haifeng, hereby irrevocably authorizes LAI Meisong, whose identification number is ***, as my duly authorized attorney to execute any and all documents necessary or advisable in respect of any and all rights under the Equity Pledge Agreement Regarding ZTO Express Co., Ltd. by and among ZTO Express Co., Ltd., the undersigned, and Shanghai Zhongtongji Network Technology Co., Ltd.

By:	/s/ ZHOU Haifeng
Date: August 18, 2015

1

POWER OF ATTORNEY

The undersigned, XI Jiangxiu, hereby irrevocably authorizes LAI Meisong, whose identification number is ***, as my duly authorized attorney to execute any and all documents necessary or advisable in respect of any and all rights under the Equity Pledge Agreement Regarding ZTO Express Co., Ltd. by and among ZTO Express Co., Ltd., the undersigned, and Shanghai Zhongtongji Network Technology Co., Ltd.

By:	/s/ XI Jiangxiu
Date: August 18, 2015

1

POWER OF ATTORNEY

The undersigned, QIU Feixiang, hereby irrevocably authorizes LAI Meisong, whose identification number is ***, as my duly authorized attorney to execute any and all documents necessary or advisable in respect of any and all rights under the Equity Pledge Agreement Regarding ZTO Express Co., Ltd. by and among ZTO Express Co., Ltd., the undersigned, and Shanghai Zhongtongji Network Technology Co., Ltd.

By:	/s/ QIU Feixiang
Date: August 18, 2015

1

POWER OF ATTORNEY

The undersigned, ZHU Genfu, hereby irrevocably authorizes LAI Meisong, whose identification number is ***, as my duly authorized attorney to execute any and all documents necessary or advisable in respect of any and all rights under the Equity Pledge Agreement Regarding ZTO Express Co., Ltd. by and among ZTO Express Co., Ltd., the undersigned, and Shanghai Zhongtongji Network Technology Co., Ltd.

By:	/s/ ZHU Genfu
Date: August 18, 2015

1

POWER OF ATTORNEY

The undersigned, HUANG Lijun, hereby irrevocably authorizes LAI Meisong, whose identification number is ***, as my duly authorized attorney to execute any and all documents necessary or advisable in respect of any and all rights under the Equity Pledge Agreement Regarding ZTO Express Co., Ltd. by and among ZTO Express Co., Ltd., the undersigned, and Shanghai Zhongtongji Network Technology Co., Ltd.

By:	/s/ HUANG Lijun
Date: August 18, 2015

1

POWER OF ATTORNEY

The undersigned, LIN Zhiming, hereby irrevocably authorizes LAI Meisong, whose identification number is ***, as my duly authorized attorney to execute any and all documents necessary or advisable in respect of any and all rights under the Equity Pledge Agreement Regarding ZTO Express Co., Ltd. by and among ZTO Express Co., Ltd., the undersigned, and Shanghai Zhongtongji Network Technology Co., Ltd.

By:	/s/ LIN Zhiming
Date: August 18, 2015

1

POWER OF ATTORNEY

The undersigned, HONG Zongrui, hereby irrevocably authorizes LAI Meisong, whose identification number is ***, as my duly authorized attorney to execute any and all documents necessary or advisable in respect of any and all rights under the Equity Pledge Agreement Regarding ZTO Express Co., Ltd. by and among ZTO Express Co., Ltd., the undersigned, and Shanghai Zhongtongji Network Technology Co., Ltd.

By:	/s/ HONG Zongrui
Date: August 18, 2015

1

POWER OF ATTORNEY

The undersigned, WANG Senliang, hereby irrevocably authorizes LAI Meisong, whose identification number is ***, as my duly authorized attorney to execute any and all documents necessary or advisable in respect of any and all rights under the Equity Pledge Agreement Regarding ZTO Express Co., Ltd. by and among ZTO Express Co., Ltd., the undersigned, and Shanghai Zhongtongji Network Technology Co., Ltd.

By:	/s/ WANG Senliang
Date: August 18, 2015

1

POWER OF ATTORNEY

The undersigned, XU Minye, hereby irrevocably authorizes LAI Meisong, whose identification number is ***, as my duly authorized attorney to execute any and all documents necessary or advisable in respect of any and all rights under the Equity Pledge Agreement Regarding ZTO Express Co., Ltd. by and among ZTO Express Co., Ltd., the undersigned, and Shanghai Zhongtongji Network Technology Co., Ltd.

By:	/s/ XU Minye
Date: August 18, 2015

1

POWER OF ATTORNEY

The undersigned, TENG Jianying, hereby irrevocably authorizes LAI Meisong, whose identification number is ***, as my duly authorized attorney to execute any and all documents necessary or advisable in respect of any and all rights under the Equity Pledge Agreement Regarding ZTO Express Co., Ltd. by and among ZTO Express Co., Ltd., the undersigned, and Shanghai Zhongtongji Network Technology Co., Ltd.

By:	/s/ TENG Jianying
Date: August 18, 2015

1

POWER OF ATTORNEY

The undersigned, LAI Mingsong, hereby irrevocably authorizes LAI Meisong, whose identification number is ***, as my duly authorized attorney to execute any and all documents necessary or advisable in respect of any and all rights under the Equity Pledge Agreement Regarding ZTO Express Co., Ltd. by and among ZTO Express Co., Ltd., the undersigned, and Shanghai Zhongtongji Network Technology Co., Ltd.

By:	/s/ LAI Mingsong
Date: August 18, 2015

1

POWER OF ATTORNEY

The undersigned, LAI Jianchang, hereby irrevocably authorizes LAI Meisong, whose identification number is ***, as my duly authorized attorney to execute any and all documents necessary or advisable in respect of any and all rights under the Equity Pledge Agreement Regarding ZTO Express Co., Ltd. by and among ZTO Express Co., Ltd., the undersigned, and Shanghai Zhongtongji Network Technology Co., Ltd.

By:	/s/ LAI Jianchang
Date: August 18, 2015

1

POWER OF ATTORNEY

The undersigned, WANG Jilei, hereby irrevocably authorizes LAI Meisong, whose identification number is ***, as my duly authorized attorney to execute any and all documents necessary or advisable in respect of any and all rights under the Equity Pledge Agreement Regarding ZTO Express Co., Ltd. by and among ZTO Express Co., Ltd., the undersigned, and Shanghai Zhongtongji Network Technology Co., Ltd.

By:	/s/ WANG Jilei
Date: August 18, 2015

1

POWER OF ATTORNEY

The undersigned, LAI Meisong, hereby irrevocably authorizes LAI Meisong, whose identification number is ***, as my duly authorized attorney to execute any and all documents necessary or advisable in respect of any and all rights under the Equity Pledge Agreement Regarding ZTO Express Co., Ltd. by and among ZTO Express Co., Ltd., the undersigned, and Shanghai Zhongtongji Network Technology Co., Ltd.

By:	/s/ LAI Meisong
Date: August 18, 2015

1

POWER OF ATTORNEY

The undersigned, LAI Jianfa, hereby irrevocably authorizes LAI Meisong, whose identification number is ***, as my duly authorized attorney to execute any and all documents necessary or advisable in respect of any and all rights under the Equity Pledge Agreement Regarding ZTO Express Co., Ltd. by and among ZTO Express Co., Ltd., the undersigned, and Shanghai Zhongtongji Network Technology Co., Ltd.

By:	/s/ LAI Jianfa
Date: August 18, 2015

1

POWER OF ATTORNEY

The undersigned, CHEN Ziwen, hereby irrevocably authorizes LAI Meisong, whose identification number is ***, as my duly authorized attorney to execute any and all documents necessary or advisable in respect of any and all rights under the Equity Pledge Agreement Regarding ZTO Express Co., Ltd. by and among ZTO Express Co., Ltd., the undersigned, and Shanghai Zhongtongji Network Technology Co., Ltd.

By:	/s/ CHEN Ziwen
Date: August 18, 2015

1

POWER OF ATTORNEY

The undersigned, PAN Shunmei, hereby irrevocably authorizes LAI Meisong, whose identification number is ***, as my duly authorized attorney to execute any and all documents necessary or advisable in respect of any and all rights under the Equity Pledge Agreement Regarding ZTO Express Co., Ltd. by and among ZTO Express Co., Ltd., the undersigned, and Shanghai Zhongtongji Network Technology Co., Ltd.

By:	/s/ PAN Shunmei
Date: August 18, 2015

1

POWER OF ATTORNEY

The undersigned, ZHANG Yaoren, hereby irrevocably authorizes LAI Meisong, whose identification number is ***, as my duly authorized attorney to execute any and all documents necessary or advisable in respect of any and all rights under the Equity Pledge Agreement Regarding ZTO Express Co., Ltd. by and among ZTO Express Co., Ltd., the undersigned, and Shanghai Zhongtongji Network Technology Co., Ltd.

By:	/s/ ZHANG Yaoren
Date: August 18, 2015

1

POWER OF ATTORNEY

The undersigned, CHEN Shunfeng, hereby irrevocably authorizes LAI Meisong, whose identification number is ***, as my duly authorized attorney to execute any and all documents necessary or advisable in respect of any and all rights under the Equity Pledge Agreement Regarding ZTO Express Co., Ltd. by and among ZTO Express Co., Ltd., the undersigned, and Shanghai Zhongtongji Network Technology Co., Ltd.

By:	/s/ CHEN Shunfeng
Date: August 18, 2015

1

POWER OF ATTORNEY

The undersigned, WANG Rui, hereby irrevocably authorizes LAI Meisong, whose identification number is ***, as my duly authorized attorney to execute any and all documents necessary or advisable in respect of any and all rights under the Equity Pledge Agreement Regarding ZTO Express Co., Ltd. by and among ZTO Express Co., Ltd., the undersigned, and Shanghai Zhongtongji Network Technology Co., Ltd.

By:	/s/ WANG Rui
Date: August 18, 2015

1

POWER OF ATTORNEY

The undersigned, YAO Weijun, hereby irrevocably authorizes LAI Meisong, whose identification number is ***, as my duly authorized attorney to execute any and all documents necessary or advisable in respect of any and all rights under the Equity Pledge Agreement Regarding ZTO Express Co., Ltd. by and among ZTO Express Co., Ltd., the undersigned, and Shanghai Zhongtongji Network Technology Co., Ltd.

By:	/s/ YAO Weijun
Date: August 18, 2015

1

POWER OF ATTORNEY

The undersigned, LAN Baixi, hereby irrevocably authorizes LAI Meisong, whose identification number is ***, as my duly authorized attorney to execute any and all documents necessary or advisable in respect of any and all rights under the Equity Pledge Agreement Regarding ZTO Express Co., Ltd. by and among ZTO Express Co., Ltd., the undersigned, and Shanghai Zhongtongji Network Technology Co., Ltd.

By:	/s/ LAN Baixi
Date: August 18, 2015

1

POWER OF ATTORNEY

The undersigned, YUAN Xiaoliang, hereby irrevocably authorizes LAI Meisong, whose identification number is ***, as my duly authorized attorney to execute any and all documents necessary or advisable in respect of any and all rights under the Equity Pledge Agreement Regarding ZTO Express Co., Ltd. by and among ZTO Express Co., Ltd., the undersigned, and Shanghai Zhongtongji Network Technology Co., Ltd.

By:	/s/ YUAN Xiaoliang
Date: August 18, 2015

1

POWER OF ATTORNEY

The undersigned, REN Dianyuan, hereby irrevocably authorizes LAI Meisong, whose identification number is ***, as my duly authorized attorney to execute any and all documents necessary or advisable in respect of any and all rights under the Equity Pledge Agreement Regarding ZTO Express Co., Ltd. by and among ZTO Express Co., Ltd., the undersigned, and Shanghai Zhongtongji Network Technology Co., Ltd.

By:	/s/ REN Dianyuan
Date: August 18, 2015

1

POWER OF ATTORNEY

The undersigned, ZHANG Jian, hereby irrevocably authorizes LAI Meisong, whose identification number is ***, as my duly authorized attorney to execute any and all documents necessary or advisable in respect of any and all rights under the Equity Pledge Agreement Regarding ZTO Express Co., Ltd. by and among ZTO Express Co., Ltd., the undersigned, and Shanghai Zhongtongji Network Technology Co., Ltd.

By:	/s/ ZHANG Jian
Date: August 18, 2015

1

POWER OF ATTORNEY

The undersigned, MENG Feng, hereby irrevocably authorizes LAI Meisong, whose identification number is ***, as my duly authorized attorney to execute any and all documents necessary or advisable in respect of any and all rights under the Equity Pledge Agreement Regarding ZTO Express Co., Ltd. by and among ZTO Express Co., Ltd., the undersigned, and Shanghai Zhongtongji Network Technology Co., Ltd.

By:	/s/ MENG Feng
Date: August 18, 2015

1

POWER OF ATTORNEY

The undersigned, PAN Yongfang, hereby irrevocably authorizes LAI Meisong, whose identification number is ***, as my duly authorized attorney to execute any and all documents necessary or advisable in respect of any and all rights under the Equity Pledge Agreement Regarding ZTO Express Co., Ltd. by and among ZTO Express Co., Ltd., the undersigned, and Shanghai Zhongtongji Network Technology Co., Ltd.

By:	/s/ PAN Yongfang
Date: August 18, 2015

1

POWER OF ATTORNEY

The undersigned, YANG Bo, hereby irrevocably authorizes LAI Meisong, whose identification number is ***, as my duly authorized attorney to execute any and all documents necessary or advisable in respect of any and all rights under the Equity Pledge Agreement Regarding ZTO Express Co., Ltd. by and among ZTO Express Co., Ltd., the undersigned, and Shanghai Zhongtongji Network Technology Co., Ltd.

By:	/s/ YANG Bo
Date: August 18, 2015

1

POWER OF ATTORNEY

The undersigned, XU Hongjun, hereby irrevocably authorizes LAI Meisong, whose identification number is ***, as my duly authorized attorney to execute any and all documents necessary or advisable in respect of any and all rights under the Equity Pledge Agreement Regarding ZTO Express Co., Ltd. by and among ZTO Express Co., Ltd., the undersigned, and Shanghai Zhongtongji Network Technology Co., Ltd.

By:	/s/ XU Hongjun
Date: August 18, 2015

1

POWER OF ATTORNEY

The undersigned, ZHANG Shunchang, hereby irrevocably authorizes LAI Meisong, whose identification number is ***, as my duly authorized attorney to execute any and all documents necessary or advisable in respect of any and all rights under the Equity Pledge Agreement Regarding ZTO Express Co., Ltd. by and among ZTO Express Co., Ltd., the undersigned, and Shanghai Zhongtongji Network Technology Co., Ltd.

By:	/s/ ZHANG Shunchang
Date: August 18, 2015

1

POWER OF ATTORNEY

The undersigned, MA Shumin, hereby irrevocably authorizes LAI Meisong, whose identification number is ***, as my duly authorized attorney to execute any and all documents necessary or advisable in respect of any and all rights under the Equity Pledge Agreement Regarding ZTO Express Co., Ltd. by and among ZTO Express Co., Ltd., the undersigned, and Shanghai Zhongtongji Network Technology Co., Ltd.

By:	/s/ MA Shumin
Date: August 18, 2015

1

POWER OF ATTORNEY

The undersigned, WU Lemou, hereby irrevocably authorizes LAI Meisong, whose identification number is ***, as my duly authorized attorney to execute any and all documents necessary or advisable in respect of any and all rights under the Equity Pledge Agreement Regarding ZTO Express Co., Ltd. by and among ZTO Express Co., Ltd., the undersigned, and Shanghai Zhongtongji Network Technology Co., Ltd.

By:	/s/ WU Lemou
Date: August 18, 2015

1

POWER OF ATTORNEY

The undersigned, LI Baozhen, hereby irrevocably authorizes LAI Meisong, whose identification number is ***, as my duly authorized attorney to execute any and all documents necessary or advisable in respect of any and all rights under the Equity Pledge Agreement Regarding ZTO Express Co., Ltd. by and among ZTO Express Co., Ltd., the undersigned, and Shanghai Zhongtongji Network Technology Co., Ltd.

By:	/s/ LI Baozhen
Date: August 18, 2015

1

POWER OF ATTORNEY

The undersigned, WANG Wei, hereby irrevocably authorizes LAI Meisong, whose identification number is ***, as my duly authorized attorney to execute any and all documents necessary or advisable in respect of any and all rights under the Equity Pledge Agreement Regarding ZTO Express Co., Ltd. by and among ZTO Express Co., Ltd., the undersigned, and Shanghai Zhongtongji Network Technology Co., Ltd.

By:	/s/ WANG Wei
Date: August 18, 2015

1

POWER OF ATTORNEY

The undersigned, SHANG Xuebing, hereby irrevocably authorizes LAI Meisong, whose identification number is ***, as my duly authorized attorney to execute any and all documents necessary or advisable in respect of any and all rights under the Equity Pledge Agreement Regarding ZTO Express Co., Ltd. by and among ZTO Express Co., Ltd., the undersigned, and Shanghai Zhongtongji Network Technology Co., Ltd.

By:	/s/ SHANG Xuebing
Date: August 18, 2015

Strictly Confidential

1